UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT       JUNE 30, 2011

International Bond Fund

Table of Contents

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	33
Management	34
Approval of Management Agreement	37
Additional Information	42

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying information about investment performance and the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Reporting Period Perspective: Highest Broad Fiscal-Year U.S. Stock Returns Since 1997

Benefitting from favorable conditions and expectations, the U.S. stock market produced exceptional returns, the highest for any 12-month period ended June 30 since the fiscal year ended June 30, 1997. Back then, the S&P 500 Index gained 34.71%, compared with 30.69% for the most-recent reporting period. The intervening 14 years help illustrate how infrequently such a high level of performance occurs, requiring an alignment of economic and market conditions that’s difficult to duplicate.

The exceptional returns experienced during the reporting period represent a rebound from previous declines. After experiencing 10–12% declines during the second quarter of 2010—stemming from the European sovereign debt crisis and double-dip recession fears—most broad U.S. stock indices advanced 30% or more during the following 12 months. Monetary and fiscal intervention in 2010 stimulated growth and fueled investor optimism about economic and financial market conditions in 2011 and 2012, encouraging investments in riskier assets.

However, that optimism has diminished in the summer of 2011 as the European debt crisis returned to prominence and other debt and economic challenges emerged. As the reporting period came to a close in June 2011, we saw increasing signs that the U.S. economic recovery had lost momentum. As a result, economic growth forecasts were reduced, and broad U.S. stock indices trended downward beginning in May. As we enter the third quarter of 2011, investor concern over fiscal austerity measures in the U.S. and other developed economies raised fears of a return to recession and accelerated a decline in global equity markets. We appreciate your continued trust in us during these uncertain times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

International bonds posted double-digit gains in U.S. dollar terms for the 12 months ended June 30, 2011. Nearly all of the positive returns for international bonds resulted from a declining U.S. dollar; excluding currency fluctuations, the broad international bond indices advanced by less than 1% for the 12-month period.

Changing economic conditions had an impact on international bond performance. After some economic uncertainty early in the period, many regions of the world began to show signs of improving economic activity in the fall of 2010, and this continued into the first half of 2011. By April 2011, better economic conditions and rising commodity prices led the European Central Bank to raise short-term interest rates for the first time in nearly four years. Late in the period, however, softer economic data led investors to scale back expectations for global growth.

Another factor buffeting international bonds during the period was worsening sovereign debt problems in Europe. Following Greece in the spring of 2010, Ireland (November 2010) and Portugal (April 2011) became the second and third European countries to receive financial assistance from the European Union and the International Monetary Fund to help meet their debt obligations. By the end of the period, worries about a potential default on Greek debt led to negotiations on a second bailout package for Greece.

As a result, international bond yields experienced some significant volatility during the reporting period. Overall, however, yields were generally flat to slightly higher across most regions of the world. In local currencies, the U.K. was one of the best-performing bond markets, while the more fiscally troubled European countries lagged.

The biggest impact on international bond performance for U.S. investors was a broad decline in the U.S. dollar. The dollar fell by 15% against the euro, 9% versus the Japanese yen, and 6% against the British pound for the reporting period. The dollar’s decline was even greater against economically sensitive currencies, such as those in Australia, New Zealand, and Norway. Historically low U.S. interest rates and intensifying fiscal deficit concerns contributed to the U.S. dollar’s overall decline.

Major Currency and Global Bond Market Returns
For the 12 months ended June 30, 2011
Currency Returns*
U.S. Dollar vs. Euro	–15.60%
U.S. Dollar vs. Japanese Yen	–8.90%
International Bond Market Return (in dollars)
Barclays Capital Global Treasury Bond Index, ex-U.S.	14.09%
JPMorgan Global Traded Government Bond (unhedged) Index, ex-U.S.	13.91%

*	All percentage changes in foreign exchange rates are calculated on the basis of that currency per 1 U.S. dollar.

Performance

Total Returns as of June 30, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	14.07%	5.95%	8.48%	6.32%	1/7/92
Barclays Capital Global Treasury Bond Index, ex-U.S.(1)	—	14.09%	7.78%	8.63%	6.67%(2)	—
Fund benchmark—Old(3)	—	16.00%	7.31%	9.83%	7.07%(2)	—
JPMorgan Global Traded Government Bond (unhedged) Index	—	10.15%	7.62%	8.01%	6.60%(2)	—
Institutional Class	AIDIX	14.29%	6.17%	—	5.86%	8/2/04
A Class(4) No sales charge* With sales charge*	AIBDX	13.84% 8.72%	5.65% 4.69%	8.20% 7.70%	4.89% 4.51%	10/27/98
B Class No sales charge* With sales charge*	AIQBX	12.96% 8.96%	— —	— —	3.83% 3.10%	9/28/07
C Class	AIQCX	12.96%	—	—	3.83%	9/28/07
R Class	AIBRX	13.52%	—	—	4.34%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
Effective February 2011, the fund’s benchmark changed to the Barclays Capital Global Treasury Bond Index, ex-U.S. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.

(2)	Since 12/31/91, the date nearest the Investor Class’s inception for which data are available.
(3)	JPMorgan Global Traded Government Bond (unhedged) Index with the U.S. excluded and Japan weighted at 15%.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.82%	0.62%	1.07%	1.82%	1.82%	1.32%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: John Lovito, Federico Garcia Zamora, and Simon Chester

In July 2011, Simon Chester joined the portfolio management team for International Bond. Operating out of American Century Investments’ London office, Mr. Chester joined the company in November 2010 as a corporate bond analyst.

Performance Summary

International Bond returned 14.07%* for the fiscal year ended June 30, 2011, compared with the 14.09% return of its benchmark, the Barclays Capital Global Treasury Bond Index (excluding the U.S.)

The above benchmark replaced the JPMorgan Global Traded Government Bond Index (with the U.S. excluded and Japan weighted at 15%) effective February 1, 2011. The benchmark change was made to increase country diversification, bring the portfolio more in line with its peers, and enhance the portfolio’s long-term performance profile.

The double-digit gains for both International Bond and its benchmark reflected the sharp decline in the U.S. dollar, which boosted international bond returns for U.S. investors. The fund’s return essentially matched that of its benchmark for the 12 months. Please note that the fund’s results reflected operating expenses, while the benchmark’s returns did not.

It’s also worth noting that the returns for the benchmarks were calculated as of 4:00 pm London time (11:00 am Eastern U.S. time) on the last day of the period, while the fund’s return was calculated as of 4:00 pm Eastern U.S. time. Currency fluctuations in between these times can have an impact on relative performance.

Portfolio Positioning

International Bond limited its exposure to bond markets in peripheral European countries and focused primarily on many of the core markets on the Continent. Consequently, the fund held overweight positions in Germany, Finland, Austria, and the Netherlands, along with underweight positions in Italy and Spain. This positioning was generally positive for performance during the 12-month period, particularly the underweights in Italy and Spain, where bond markets came under pressure because of concerns about their fiscal deficits.

The fund moved from an overweight position in the U.K. at the beginning of the reporting period to an underweight position by the end of the period. We shifted these assets into Germany because we believed that consensus interest rate expectations in the two countries were unrealistic. In Germany, the bond market was pricing in more interest rate hikes that we thought were warranted, while the U.K. bond market was not factoring in enough rate increases.

The fund increased its exposure to non-government bonds from about 8% of the portfolio to approximately 11% during the 12-month period. This shift was favorable for performance as non-government securities outpaced government bonds. Most notably, we introduced international corporate bonds to the portfolio in early 2011, though these securities comprised just over 1% of the portfolio at the end of the reporting period.

*	All fund returns referenced in this commentary are for Investor Class shares.

The fund was positioned for a flatter yield curve (a narrower gap between long- and short-term interest rates) in the U.S. bond market. Although it is a relatively small portion of the portfolio, this position detracted modestly from results during the period as the gap between long- and short-term bond yields widened further, nearly reaching historically high levels. Given our expectations for an eventual reversion to the mean, we are maintaining this positioning going forward.

Currency Positioning

Our currency positioning for the portfolio contributed positively to performance for the 12-month period. We emphasized currencies in economically robust countries with relatively stable fiscal conditions, commodity-driven economies, and meaningful exposure to rapidly growing emerging economies. In practice, that led us to overweight positions in the currencies of Australia, New Zealand, Canada, Sweden, and Norway. We were underweight the U.S. dollar and Japanese yen throughout the period, and we also held underweight positions in the euro during the first six months of the period, and the British pound during the last half of the period.

A Look Ahead

The debt crisis in southern Europe is likely to drive international bond and currency performance in the coming months. Initial reports of the European Union’s second bailout package for Greece indicate a good step forward, but investors will remain skeptical until full details are released. Although bond market investors have grown more pessimistic recently—pricing in a higher likelihood that the contagion spreads to larger countries like Spain and Italy—the situation is very fluid, and we expect continued volatility for the foreseeable future.

From an economic perspective, the global recovery remains subpar given the headwinds it faces—particularly the heavy government and household debt burdens in the developed world—but it is still a recovery. Despite short-term interest rate increases in Europe and elsewhere, monetary policy remains generally accommodative at most of the world’s major central banks, and we anticipate this accommodative stance to remain in place until the economic headwinds abate.

We remain cautiously optimistic about global economic growth. We expect countries where public and private debt levels are relatively low to fare better than countries with challenging fiscal situations.

Fund Characteristics

JUNE 30, 2011
Portfolio at a Glance
Average Duration (effective)	6.4 years
Weighted Average Life	8.8 years

Bond Holdings by Country	% of net assets
Japan	21.9%
United Kingdom	11.9%
Germany(1)	8.2%
Netherlands(1)	6.9%
France(1)	5.3%
Belgium(1)	4.9%
Denmark	4.7%
Finland(1)	4.7%
Italy(1)	4.7%
Austria(1)	4.7%
Spain(1)	3.5%
Canada	3.3%
Australia	2.0%
Multi-National	2.0%
Switzerland	1.4%
Sweden	1.0%
Norway	0.4%
Ireland(1)	0.3%
United States	0.2%
Cash and Equivalents(2)	8.0%
(1)These countries are members of the eurozone. (2)Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Government Bonds	79.7%
Credit	12.1%
Short-Term Investments	0.2%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	5.3%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 – 6/30/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,061.60	$4.14	0.81%
Institutional Class	$1,000	$1,063.10	$3.12	0.61%
A Class	$1,000	$1,061.00	$5.42	1.06%
B Class	$1,000	$1,057.20	$9.23	1.81%
C Class	$1,000	$1,057.20	$9.23	1.81%
R Class	$1,000	$1,059.40	$6.69	1.31%
Hypothetical
Investor Class	$1,000	$1,020.78	$4.06	0.81%
Institutional Class	$1,000	$1,021.77	$3.06	0.61%
A Class	$1,000	$1,019.54	$5.31	1.06%
B Class	$1,000	$1,015.82	$9.05	1.81%
C Class	$1,000	$1,015.82	$9.05	1.81%
R Class	$1,000	$1,018.30	$6.56	1.31%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2011

		Principal Amount	Value
Government Bonds — 79.7%
AUSTRALIA—1.0%
Government of Australia, 6.50%, 5/15/13	AUD	12,450,000	$ 13,770,403
AUSTRIA—4.7%
Republic of Austria, 3.40%, 10/20/14(1)	EUR	16,280,000	24,455,064
Republic of Austria, 4.35%, 3/15/19(1)(2)	EUR	10,780,000	16,766,294
Republic of Austria, 3.90%, 7/15/20(1)	EUR	8,850,000	13,332,961
Republic of Austria, 4.15%, 3/15/37(1)(2)	EUR	5,725,000	8,205,547
			62,759,866
BELGIUM—4.9%
Kingdom of Belgium, 4.00%, 3/28/14(1)	EUR	21,000,000	31,480,213
Kingdom of Belgium, 4.00%, 3/28/18(1)	EUR	8,695,000	12,820,407
Kingdom of Belgium, 3.75%, 9/28/20	EUR	8,370,000	11,912,370
Kingdom of Belgium, 5.00%, 3/28/35	EUR	6,500,000	9,810,790
			66,023,780
CANADA—3.3%
Government of Canada, 5.00%, 6/1/14(1)	CAD	20,090,000	22,689,233
Government of Canada, 3.75%, 6/1/19	CAD	9,200,000	10,128,156
Government of Canada, 5.75%, 6/1/33(1)	CAD	8,841,000	12,246,130
			45,063,519
DENMARK—4.7%
Kingdom of Denmark, 5.00%, 11/15/13(1)	DKK	127,700,000	26,617,061
Kingdom of Denmark, 4.00%, 11/15/17(1)	DKK	37,500,000	7,827,864
Kingdom of Denmark, 4.00%, 11/15/19(1)	DKK	49,300,000	10,256,890
Kingdom of Denmark, 7.00%, 11/10/24(1)	DKK	46,700,000	12,463,863
Kingdom of Denmark, 4.50%, 11/15/39(1)	DKK	31,000,000	6,841,276
			64,006,954
FINLAND—4.7%
Government of Finland, 4.25%, 9/15/12(1)	EUR	6,200,000	9,270,934
Government of Finland, 3.125%, 9/15/14(1)	EUR	11,440,000	17,127,654
Government of Finland, 3.875%, 9/15/17(1)	EUR	9,990,000	15,317,683
Government of Finland, 4.375%, 7/4/19(1)	EUR	2,725,000	4,291,292
Government of Finland, 3.375%, 4/15/20(1)	EUR	6,490,000	9,510,661
Government of Finland, 4.00%, 7/4/25(1)	EUR	5,500,000	8,245,408
			63,763,632
FRANCE—2.1%
Government of France, 4.00%, 4/25/14(1)	EUR	8,870,000	13,561,539
Government of France, 5.50%, 4/25/29(1)	EUR	4,280,000	7,354,381
Government of France, 4.75%, 4/25/35(1)	EUR	5,030,000	7,940,460
			28,856,380
GERMANY—8.2%
German Federal Republic, 2.00%, 2/26/16	EUR	16,950,000	24,318,191
German Federal Republic, 3.00%, 7/4/20	EUR	12,970,000	18,934,123
German Federal Republic, 2.25%, 9/4/20(1)	EUR	6,500,000	8,918,707
German Federal Republic, 4.75%, 7/4/34(1)	EUR	14,380,000	23,913,629
German Federal Republic, 4.25%, 7/4/39(1)	EUR	3,600,000	5,647,862
KfW, 4.375%, 10/11/13(1)	EUR	19,400,000	29,644,350
			111,376,862

Principal Amount	Value
ITALY—3.5%
Republic of Italy, 5.25%, 8/1/17(1)	EUR	11,740,000	$ 17,962,587
Republic of Italy, 4.75%, 8/1/23(1)	EUR	10,380,000	14,882,704
Republic of Italy, 5.00%, 8/1/34(1)	EUR	4,180,000	5,651,964
Republic of Italy, 4.00%, 2/1/37(1)	EUR	7,100,000	8,228,532
			46,725,787
JAPAN—19.6%
Government of Japan, 0.60%, 9/20/14	JPY	3,072,600,000	38,582,780
Government of Japan, 1.20%, 6/20/15(1)	JPY	3,230,000,000	41,457,705
Government of Japan, 1.70%, 9/20/17(1)	JPY	2,700,000,000	35,812,353
Government of Japan, 1.50%, 9/20/18(1)	JPY	5,330,000,000	69,800,788
Government of Japan, 2.10%, 12/20/26(1)	JPY	5,194,450,000	68,261,480
Government of Japan, 2.40%, 3/20/37(1)	JPY	842,000,000	11,296,010
			265,211,116
NETHERLANDS—6.9%
Kingdom of Netherlands, 4.25%, 7/15/13(1)	EUR	11,600,000	17,646,039
Kingdom of Netherlands, 4.00%, 7/15/16	EUR	31,580,000	48,829,384
Kingdom of Netherlands, 3.50%, 7/15/20	EUR	10,340,000	15,312,450
Kingdom of Netherlands, 4.00%, 1/15/37(1)	EUR	7,560,000	11,180,456
			92,968,329
NORWAY—0.4%
Government of Norway, 4.25%, 5/19/17(1)	NOK	28,000,000	5,543,078
SPAIN—3.0%
Government of Spain, 4.25%, 1/31/14(1)	EUR	10,730,000	15,735,534
Government of Spain, 5.50%, 4/30/21(1)	EUR	8,540,000	12,455,726
Government of Spain, 4.90%, 7/30/40(1)	EUR	9,440,000	11,777,004
			39,968,264
SWEDEN—1.0%
Government of Sweden, 6.75%, 5/5/14(1)	SEK	26,200,000	4,640,799
Government of Sweden, 4.25%, 3/12/19(1)	SEK	47,530,000	8,230,215
			12,871,014
SWITZERLAND—1.4%
Switzerland Government Bond, 3.75%, 6/10/15	CHF	9,800,000	13,000,086
Switzerland Government Bond, 2.00%, 4/28/21	CHF	4,600,000	5,602,020
			18,602,106
UNITED KINGDOM—10.3%
Government of United Kingdom, 5.00%, 9/7/14(1)	GBP	10,480,000	18,685,890
Government of United Kingdom, 4.00%, 9/7/16(1)	GBP	10,350,000	18,065,812
Government of United Kingdom, 4.50%, 3/7/19	GBP	15,300,000	27,093,104
Government of United Kingdom, 3.75%, 9/7/19(1)	GBP	9,600,000	16,101,567
Government of United Kingdom, 4.25%, 3/7/36(1)	GBP	14,700,000	23,513,399
Government of United Kingdom, 4.50%, 12/7/42(1)	GBP	21,045,000	35,187,915
			138,647,687
TOTAL GOVERNMENT BONDS(Cost $1,014,397,992)			1,076,158,777
Credit — 12.1%
AUSTRALIA—1.0%
New South Wales Treasury Corp., 5.50%, 3/1/17(1)	AUD	12,100,000	13,114,693
FRANCE—3.2%
Compagnie de Financement Foncier, 4.375%, 4/25/19(1)	EUR	5,500,000	8,205,425
Compagnie de Financement Foncier, 1.25%, 12/1/11(1)	JPY	2,750,000,000	34,263,931
			42,469,356

Principal Amount	Value
IRELAND—0.3%
GE Capital European Funding, 5.375%, 1/16/18(1)	EUR	2,860,000	$ 4,459,598
ITALY—1.2%
Banca Monte dei Paschi di Siena SpA, 4.875%, 9/15/16(1)	EUR	5,500,000	8,086,697
Intesa Sanpaolo SpA, 5.00%, 1/27/21	EUR	5,500,000	8,070,147
			16,156,844
JAPAN—2.3%
Japan Finance Organization for Municipalities., 1.90%, 6/22/18(1)	JPY	2,360,000,000	31,621,362
MULTI-NATIONAL—2.0%
European Investment Bank, MTN, 4.75%, 6/6/12(1)	GBP	10,550,000	17,509,171
European Investment Bank, MTN, 2.50%, 7/15/15(1)	EUR	6,350,000	9,194,805
			26,703,976
SPAIN—0.5%
Caja de Ahorros y Pensiones de Barcelona, 5.00%, 2/22/16(1)	EUR	5,000,000	7,157,795
FTA Santander Auto, Class A, VRN, 1.49%, 8/25/11, resets quarterly off the 3-month Euribor plus 0.06% with no caps	EUR	40,782	58,294
			7,216,089
UNITED KINGDOM—1.6%
Bank of Scotland plc, MTN, 3.25%, 1/25/13(1)	EUR	10,000,000	14,660,204
Royal Bank of Scotland plc (The), 4.875%, 1/20/17(1)	EUR	4,785,000	6,851,585
			21,511,789
TOTAL CREDIT(Cost $148,223,420)			163,253,707

		Principal Amount/ Shares	Value
Short-Term Investments — 0.2%
UNITED STATES—0.2%
U.S. Treasury Bills, 0.04%, 8/25/11(1)(3)(Cost $1,999,890)	USD	2,000,000	$ 1,999,984
Temporary Cash Investments — 2.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(1)		8,479,035	8,479,035
Repurchase Agreement, Bank of America N.A., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $10,128,264), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $9,898,952)			9,898,952
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.50%, 5/15/20, valued at $8,416,643), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $8,249,127)			8,249,127
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 1.375%, 9/15/12, valued at $10,098,006), in a joint trading account at 0.00%, dated 6/30/11, due 7/1/11 (Delivery value $9,898,952)			9,898,952
TOTAL TEMPORARY CASH INVESTMENTS(Cost $36,526,066)			36,526,066
TOTAL INVESTMENT SECURITIES — 94.7%(Cost $1,201,147,368)			1,277,938,534
OTHER ASSETS AND LIABILITIES — 5.3%			72,010,235
TOTAL NET ASSETS — 100.0%			$1,349,948,769

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
161	Euro-Bund	September 2011	$29,296,336	$ 190,013
196	U.S. Long Bond	September 2011	24,114,125	(119,879)
			$53,410,461	$ 70,134

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
81	U.K. Long Gilt	September 2011	$ 15,619,614	$ (61,830)
751	U.S. Treasury 2-Year Notes	September 2011	164,727,156	(424,127)
175	U.S. Treasury 10-Year Notes	September 2011	21,407,422	(138,620)
			$201,754,192	$(624,577)

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
216,694,000	JPY for EUR	Barclays Bank plc	7/29/11	$ 2,692,005	$ (2,280)
1,583,317,920	JPY for EUR	UBS AG	7/29/11	19,669,671	(268,964)
2,662,097	EUR for JPY	Westpac Banking Corp.	7/29/11	3,857,884	81,521
590,232	GBP for JPY	Westpac Banking Corp.	7/29/11	947,009	37,843
2,790,568	CHF for SEK	Barclays Bank plc	7/29/11	3,319,457	(124,526)
2,317,335	EUR for SEK	UBS AG	7/29/11	3,358,259	(28,516)
3,678,900	AUD for USD	UBS AG	7/29/11	3,933,443	(21,669)
450,000	CAD for USD	HSBC Bank plc	7/29/11	466,316	(4,570)
530,000	CAD for USD	Westpac Banking Corp.	7/29/11	549,217	(10,188)
820,000	CAD for USD	UBS AG	7/29/11	849,732	(7,497)
32,200	CHF for USD	Barclays Bank plc	7/29/11	38,303	(1,037)
3,470,000	CHF for USD	UBS AG	7/29/11	4,127,660	(63,143)
13,383,008	CHF for USD	HSBC Bank plc	7/29/11	15,919,455	(657,294)
19,940,000	DKK for USD	HSBC Bank plc	7/29/11	3,874,523	98,419
22,730,000	DKK for USD	UBS AG	7/29/11	4,416,646	(28,191)
430,000	EUR for USD	HSBC Bank plc	7/29/11	623,152	(12,552)
500,000	EUR for USD	HSBC Bank plc	7/29/11	724,595	16,015
900,000	EUR for USD	Barclays Bank plc	7/29/11	1,304,271	(20,673)
1,000,000	EUR for USD	HSBC Bank plc	7/29/11	1,449,190	(36,130)
1,000,000	EUR for USD	UBS AG	7/29/11	1,449,190	(33,500)
980,000	EUR for USD	Westpac Banking Corp.	7/29/11	1,420,206	10,045
1,010,000	EUR for USD	HSBC Bank plc	7/29/11	1,463,682	(17,948)
1,000,000	EUR for USD	HSBC Bank plc	7/29/11	1,449,190	15,490
1,200,000	EUR for USD	HSBC Bank plc	7/29/11	1,739,028	(48,516)
1,200,000	EUR for USD	HSBC Bank plc	7/29/11	1,739,028	(14,988)
1,300,000	EUR for USD	HSBC Bank plc	7/29/11	1,883,947	(14,339)
1,680,000	EUR for USD	HSBC Bank plc	7/29/11	2,434,639	5,309
1,720,000	EUR for USD	Westpac Banking Corp.	7/29/11	2,492,607	(23,960)
2,170,000	EUR for USD	HSBC Bank plc	7/29/11	3,144,742	(50,973)
2,550,000	EUR for USD	Westpac Banking Corp.	7/29/11	3,695,435	25,321
140,000	GBP for USD	HSBC Bank plc	7/29/11	224,626	2,566
320,000	GBP for USD	Westpac Banking Corp.	7/29/11	513,430	(1,808)
380,000	GBP for USD	HSBC Bank plc	7/29/11	609,699	17,860

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
530,000	GBP for USD	UBS AG	7/29/11	$ 850,369	$ 17,808
640,000	GBP for USD	UBS AG	7/29/11	1,026,861	7,283
670,000	GBP for USD	Barclays Bank plc	7/29/11	1,074,995	(2,591)
782,153	GBP for USD	HSBC Bank plc	7/29/11	1,254,941	31,270
1,000,000	GBP for USD	HSBC Bank plc	7/29/11	1,604,470	19,370
60,000,000	JPY for USD	HSBC Bank plc	7/29/11	745,384	(13,168)
60,250,000	JPY for USD	UBS AG	7/29/11	748,490	(9,698)
81,580,000	JPY for USD	HSBC Bank plc	7/29/11	1,013,474	4,667
90,000,000	JPY for USD	Barclays Bank plc	7/29/11	1,118,076	3,194
100,000,000	JPY for USD	Westpac Banking Corp.	7/29/11	1,242,307	(15,260)
100,000,000	JPY for USD	HSBC Bank plc	7/29/11	1,242,307	4,311
117,040,000	JPY for USD	UBS AG	7/29/11	1,453,996	3,765
122,770,000	JPY for USD	HSBC Bank plc	7/29/11	1,525,180	(10,025)
122,970,000	JPY for USD	Westpac Banking Corp.	7/29/11	1,527,665	5,875
149,150,000	JPY for USD	Westpac Banking Corp.	7/29/11	1,852,901	(14,244)
428,130,000	JPY for USD	UBS AG	7/29/11	5,318,689	(26,208)
2,490,000	NOK for USD	HSBC Bank plc	7/29/11	460,829	13,520
58,809,999	SEK for USD	Deutsche Bank AG	7/29/11	9,284,465	301,179
				$129,725,636	$(861,825)

(Value on Settlement Date $128,863,811)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
13,780,444	EUR for JPY	UBS AG	7/29/11	$ 19,970,482	$ 569,776
1,856,020	EUR for JPY	Barclays Bank plc	7/29/11	2,689,725	—
319,391,999	JPY for EUR	Westpac Banking Corp.	7/29/11	3,967,829	28,424
79,848,000	JPY for GBP	Westpac Banking Corp.	7/29/11	991,957	7,106
20,000,000	SEK for CHF	Barclays Bank plc	7/29/11	3,157,444	(37,487)
21,220,000	SEK for EUR	UBS AG	7/29/11	3,350,048	20,305
640,000	CAD for USD	UBS AG	7/29/11	663,206	4,295
11,315,856	CAD for USD	UBS AG	7/29/11	11,726,155	(115,469)
95,580,000	CZK for USD	Deutsche Bank AG	7/29/11	5,698,373	(92,459)
10,914,986	DKK for USD	Barclays Bank plc	7/29/11	2,120,881	(17,342)
710,000	EUR for USD	HSBC Bank plc	7/29/11	1,028,925	(25,887)
5,140,000	EUR for USD	UBS AG	7/29/11	7,448,837	52,377
2,170,000	HKD for USD	Westpac Banking Corp.	7/29/11	278,902	(539)
2,077,130,082	JPY for USD	Westpac Banking Corp.	7/29/11	25,804,334	382,955
39,812,450,004	KRW for USD	HSBC Bank plc	7/29/11	37,252,151	696,784
21,630,000	NOK for USD	UBS AG	7/29/11	4,003,104	3,755
34,086,817	NOK for USD	Deutsche Bank AG	7/29/11	6,308,510	(61,771)
440,000	NZD for USD	HSBC Bank plc	7/29/11	363,942	9,293
5,928,957	NZD for USD	Westpac Banking Corp.	7/29/11	4,904,078	164,262
2,920,000	SEK for USD	HSBC Bank plc	7/29/11	460,987	(24,789)
64,449,213	SEK for USD	HSBC Bank plc	7/29/11	10,174,740	(137,959)
8,960,000	SGD for USD	HSBC Bank plc	7/29/11	7,294,635	37,371
541,180,000	TWD for USD	HSBC Bank plc	7/29/11	18,892,885	3,531
				$178,552,130	$1,466,532

(Value on Settlement Date $177,085,598)

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
CZK = Czech Koruna
DKK = Danish Krone
EUR = Euro
Euribor = Euro Interbank Offered Rate
GBP = British Pound
HKD = Hong Kong Dollar
JPY = Japanese Yen
KRW = Korea Won
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEK = Swedish Krona
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $255,165,000.
(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $24,971,841, which represented 1.8% of total net assets.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2011
Assets
Investment securities, at value (cost of $1,201,147,368)	$1,277,938,534
Foreign currency holdings, at value (cost of $50,807,994)	53,070,091
Receivable for capital shares sold	2,486,521
Unrealized gain on forward foreign currency exchange contracts	2,702,865
Receivable for variation margin on futures contracts	382,770
Interest receivable	18,671,551
1,355,252,332

Liabilities
Payable for capital shares redeemed	1,890,684
Unrealized loss on forward foreign currency exchange contracts	2,098,158
Payable for variation margin on futures contracts	435,658
Accrued management fees	851,437
Distribution and service fees payable	27,626
5,303,563

Net Assets	$1,349,948,769

Net Assets Consist of:
Capital paid in	$1,267,529,274
Undistributed net investment income	18,082,238
Accumulated net realized loss	(15,322,565)
Net unrealized appreciation	79,659,822
$1,349,948,769

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$951,100,157	64,904,435	$14.65
Institutional Class	$285,696,720	19,488,275	$14.66
A Class	$106,043,644	7,264,882	$14.60*
B Class	$298,027	20,403	$14.61
C Class	$6,602,532	452,069	$14.61
R Class	$207,689	14,198	$14.63

*Maximum offering price $15.29 (net asset value divided by 0.955)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2011
Investment Income (Loss)
Income:
Interest	$44,596,320

Expenses:
Management fees	11,311,394
Distribution and service fees:
A Class	263,450
B Class	3,178
C Class	72,769
R Class	1,105
Trustees’ fees and expenses	91,814
Other expenses	97,963
11,841,673

Net investment income (loss)	32,754,647

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,984,013)
Futures contract transactions	(376,687)
Foreign currency transactions	14,392,940
7,032,240

Change in net unrealized appreciation (depreciation) on:
Investments	(42,151,840)
Futures contracts	(552,861)
Translation of assets and liabilities in foreign currencies	204,547,175
161,842,474

Net realized and unrealized gain (loss)	168,874,714

Net Increase (Decrease) in Net Assets Resulting from Operations	$201,629,361

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2011 AND JUNE 30, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$32,754,647	$42,537,767
Net realized gain (loss)	7,032,240	17,396,551
Change in net unrealized appreciation (depreciation)	161,842,474	(103,989,773)
Net increase (decrease) in net assets resulting from operations	201,629,361	(44,055,455)

Distributions to Shareholders
From net investment income:
Investor Class	(43,376,216)	(58,612,581)
Institutional Class	(12,130,923)	(12,313,281)
A Class	(3,841,019)	(3,967,628)
B Class	(9,327)	(8,883)
C Class	(218,775)	(140,276)
R Class	(6,411)	(7,837)
From net realized gains:
Investor Class	(6,394,839)	—
Institutional Class	(1,666,487)	—
A Class	(599,295)	—
B Class	(1,902)	—
C Class	(42,714)	—
R Class	(1,125)	—
Decrease in net assets from distributions	(68,289,033)	(75,050,486)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(291,241,383)	(41,093,866)

Net increase (decrease) in net assets	(157,901,055)	(160,199,807)

Net Assets
Beginning of period	1,507,849,824	1,668,049,631
End of period	$1,349,948,769	$1,507,849,824

Undistributed net investment income	$18,082,238	$28,974,933

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2011

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, non-dollar-denominated government and corporate debt securities issued outside the United States.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

 The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2011 was 0.80% for the Investor Class, A Class, B Class, C Class and R Class and 0.60% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 15% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2011 were $615,137,314 and $1,005,292,138, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2011		Year ended June 30, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	17,803,842	$251,343,037	26,031,671	$377,600,140
Issued in reinvestment of distributions	3,083,942	42,785,732	3,482,944	51,339,940
Redeemed	(40,414,216)	(576,194,110)	(38,493,609)	(548,289,790)
	(19,526,432)	(282,065,341)	(8,978,994)	(119,349,710)
Institutional Class
Sold	8,452,326	119,853,819	14,010,683	203,725,832
Issued in reinvestment of distributions	946,397	13,114,198	501,934	7,387,899
Redeemed	(11,223,555)	(160,567,482)	(9,110,144)	(129,155,599)
	(1,824,832)	(27,599,465)	5,402,473	81,958,132
A Class
Sold	4,355,055	60,735,611	2,471,302	36,110,176
Issued in reinvestment of distributions	208,547	2,884,728	245,066	3,602,136
Redeemed	(3,049,566)	(43,424,562)	(3,441,259)	(49,392,776)
	1,514,036	20,195,777	(724,891)	(9,680,464)
B Class
Sold	2,612	37,930	13,844	208,791
Issued in reinvestment of distributions	407	5,637	241	3,556
Redeemed	(4,757)	(68,161)	(5,933)	(86,213)
	(1,738)	(24,594)	8,152	126,134
C Class
Sold	83,433	1,183,080	561,019	8,284,892
Issued in reinvestment of distributions	8,351	115,785	4,902	72,040
Redeemed	(211,483)	(3,000,921)	(189,916)	(2,660,185)
	(119,699)	(1,702,056)	376,005	5,696,747
R Class
Sold	27,756	401,493	22,230	324,010
Issued in reinvestment of distributions	545	7,536	533	7,837
Redeemed	(31,480)	(454,733)	(12,490)	(176,552)
	(3,179)	(45,704)	10,273	155,295
Net increase (decrease)	(19,961,844)	$(291,241,383)	(3,906,982)	$(41,093,866)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Government Bonds	—	$1,076,158,777	—
Credit	—	163,253,707	—
Short-Term Investments	—	1,999,984	—
Temporary Cash Investments	$8,479,035	28,047,031	—
Total Value of Investment Securities	$8,479,035	$1,269,459,499	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$604,707	—
Futures Contracts	$(682,626)	128,183	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(682,626)	$732,890	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$2,702,865	Unrealized loss on forward foreign currency exchange contracts	$2,098,158
Interest Rate Risk	Receivable for variation margin on futures contracts	382,770	Payable for variation margin on futures contracts	435,658
		$3,085,635		$2,533,816
Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(4,093,707)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$4,795,982
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(376,687)	Change in net unrealized appreciation (depreciation) on futures contracts	(552,861)
		$(4,470,394)		$4,243,121

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$60,479,201	$75,050,486
Long-term capital gains	$7,809,832	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,201,776,460
Gross tax appreciation of investments	$90,228,348
Gross tax depreciation of investments	(14,066,274)
Net tax appreciation (depreciation) of investments	$76,162,074
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$3,101,654
Other book-to-tax adjustments	(632,117)
Net tax appreciation (depreciation)	$78,631,611
Undistributed ordinary income	$19,154,325
Capital loss deferral	$(15,366,441)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The capital loss deferral represents net capital losses incurred in the 8-month period ended June 30, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.45	$14.38	$15.13	$13.69	$13.78		$13.03
Income From Investment Operations
Net Investment Income (Loss)(2)	0.31	0.35	0.43	0.45	0.20		0.34
Net Realized and Unrealized Gain (Loss)	1.53	(0.64)	(0.43)	1.58	(0.26)		0.73
Total From Investment Operations	1.84	(0.29)	— (3)	2.03	(0.06)		1.07
Distributions
From Net Investment Income	(0.56)	(0.64)	(0.54)	(0.59)	(0.03)		(0.31)
From Net Realized Gains	(0.08)	—	(0.21)	—	—		(0.01)
Total Distributions	(0.64)	(0.64)	(0.75)	(0.59)	(0.03)		(0.32)
Net Asset Value, End of Period	$14.65	$13.45	$14.38	$15.13	$13.69		$13.78

Total Return(4)	14.07%	(2.39)%	0.16%	15.03%	(0.45)%		8.25%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.82%	0.83%	0.82%	0.83	%(5)	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.19%	2.44%	3.05%	3.01%	2.95	%(5)	2.51%
Portfolio Turnover Rate	44%	64%	64%	74%	37%		206%
Net Assets, End of Period (in thousands)	$951,100	$1,135,772	$1,343,268	$1,811,299	$1,440,762		$1,317,505

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(1)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.46	$14.39	$15.15	$13.70	$13.78		$13.04
Income From Investment Operations
Net Investment Income (Loss)(2)	0.34	0.38	0.46	0.48	0.21		0.35
Net Realized and Unrealized Gain (Loss)	1.53	(0.64)	(0.44)	1.58	(0.26)		0.74
Total From Investment Operations	1.87	(0.26)	0.02	2.06	(0.05)		1.09
Distributions
From Net Investment Income	(0.59)	(0.67)	(0.57)	(0.61)	(0.03)		(0.34)
From Net Realized Gains	(0.08)	—	(0.21)	—	—		(0.01)
Total Distributions	(0.67)	(0.67)	(0.78)	(0.61)	(0.03)		(0.35)
Net Asset Value, End of Period	$14.66	$13.46	$14.39	$15.15	$13.70		$13.78

Total Return(3)	14.29%	(2.19)%	0.34%	15.29%	(0.34)%		8.43%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.61%	0.62%	0.63%	0.62%	0.63	%(4)	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.39%	2.64%	3.25%	3.21%	3.15	%(4)	2.71%
Portfolio Turnover Rate	44%	64%	64%	74%	37%		206%
Net Assets, End of Period (in thousands)	$285,697	$286,817	$228,895	$250,179	$109,350		$88,812

(1)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008	2007(2)		2006
Per-Share Data
Net Asset Value, Beginning of Period	$13.40	$14.33	$15.07	$13.67	$13.77		$13.01
Income From Investment Operations
Net Investment Income (Loss)(3)	0.27	0.32	0.39	0.41	0.18		0.30
Net Realized and Unrealized Gain (Loss)	1.54	(0.65)	(0.43)	1.54	(0.26)		0.74
Total From Investment Operations	1.81	(0.33)	(0.04)	1.95	(0.08)		1.04
Distributions
From Net Investment Income	(0.53)	(0.60)	(0.49)	(0.55)	(0.02)		(0.27)
From Net Realized Gains	(0.08)	—	(0.21)	—	—		(0.01)
Total Distributions	(0.61)	(0.60)	(0.70)	(0.55)	(0.02)		(0.28)
Net Asset Value, End of Period	$14.60	$13.40	$14.33	$15.07	$13.67		$13.77

Total Return(4)	13.84%	(2.65)%	(0.08)%	14.50%	(0.57)%		8.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.06%	1.07%	1.08%	1.07%	1.08	%(5)	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.94%	2.19%	2.80%	2.76%	2.70	%(5)	2.26%
Portfolio Turnover Rate	44%	64%	64%	74%	37%		206%
Net Assets, End of Period (in thousands)	$106,044	$77,065	$92,778	$124,844	$72,787		$65,452

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)
January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.

(3)	Computed using average shares outstanding throughout the period.
(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.41	$14.33	$15.05	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.17	0.20	0.29	0.22
Net Realized and Unrealized Gain (Loss)	1.53	(0.63)	(0.44)	0.69
Total From Investment Operations	1.70	(0.43)	(0.15)	0.91
Distributions
From Net Investment Income	(0.42)	(0.49)	(0.36)	(0.41)
From Net Realized Gains	(0.08)	—	(0.21)	—
Total Distributions	(0.50)	(0.49)	(0.57)	(0.41)
Net Asset Value, End of Period	$14.61	$13.41	$14.33	$15.05

Total Return(3)	12.96%	(3.32)%	(0.88)%	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.81%	1.82%	1.83%	1.82	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19%	1.44%	2.05%	1.96	%(4)
Portfolio Turnover Rate	44%	64%	64%	74	%(5)
Net Assets, End of Period (in thousands)	$298	$297	$201	$258

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.41	$14.33	$15.05	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.17	0.20	0.28	0.22
Net Realized and Unrealized Gain (Loss)	1.53	(0.63)	(0.43)	0.69
Total From Investment Operations	1.70	(0.43)	(0.15)	0.91
Distributions
From Net Investment Income	(0.42)	(0.49)	(0.36)	(0.41)
From Net Realized Gains	(0.08)	—	(0.21)	—
Total Distributions	(0.50)	(0.49)	(0.57)	(0.41)
Net Asset Value, End of Period	$14.61	$13.41	$14.33	$15.05

Total Return(3)	12.96%	(3.32)%	(0.88)%	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.81%	1.82%	1.83%	1.82	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19%	1.44%	2.05%	1.93	%(4)
Portfolio Turnover Rate	44%	64%	64%	74	%(5)
Net Assets, End of Period (in thousands)	$6,603	$7,666	$2,806	$1,497

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$13.43	$14.35	$15.09	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.24	0.27	0.34	0.28
Net Realized and Unrealized Gain (Loss)	1.53	(0.63)	(0.42)	0.69
Total From Investment Operations	1.77	(0.36)	(0.08)	0.97
Distributions
From Net Investment Income	(0.49)	(0.56)	(0.45)	(0.43)
From Net Realized Gains	(0.08)	—	(0.21)	—
Total Distributions	(0.57)	(0.56)	(0.66)	(0.43)
Net Asset Value, End of Period	$14.63	$13.43	$14.35	$15.09

Total Return(3)	13.52%	(2.82)%	(0.40)%	6.76%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.31%	1.32%	1.33%	1.32	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.69%	1.94%	2.55%	2.45	%(4)
Portfolio Turnover Rate	44%	64%	64%	74	%(5)
Net Assets, End of Period (in thousands)	$208	$233	$102	$28

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (hereafter referred to as the “Fund”) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 22, 2011

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services) (2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 28, 2011, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $7,809,832, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2011.

The fund hereby designates $896,530 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century International Bond Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72459   1108

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $25,215
FY 2011:                    $25,249

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0
(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $ 0 FY 2011: $ 0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $178,950
FY 2011:                    $187,038

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY INTERNATIONAL BOND FUNDS

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2011